Exhibit F, Schedule 4 (b)
Acquisition, Redemption or Retirement of Equity

---------------------------------------------------------------------------------------------------------------------------
                                              Name of the System Company,
                                              if different, acquiring or
Name of the Issuer                            retiring the securities                                         Consideration
---------------------------------------------------------------------------------------------------------------------------
VEBA Electronics GmbH (1348)                                                                                  EUR 3,100,000



---------------------------------------------------------------------------------------------------------------------------
EBV Verwaltungs GmbH (3227)                                                                EUR 26,038,500 (capital stock) +
                                                                                                EUR 127,709,274 (additional
                                                                                          paid-in capital) + EUR 83,650,332
                                                                                                        (retained earnings)
---------------------------------------------------------------------------------------------------------------------------
E.ON US Investment Corp. (3)                                                                                 USD 19,682,786



---------------------------------------------------------------------------------------------------------------------------
E.ON North America Inc. (984)                                                                               USD 474,430,000



---------------------------------------------------------------------------------------------------------------------------
E.ON North America Inc. (984)                                                                                USD 19,682,786



---------------------------------------------------------------------------------------------------------------------------
Hibernia Industriewerte GmbH & Co. KG                                                         EUR 230,081 (Capital stock) +
i.L., Humboldt-Verwaltungsgebaude                                                         EUR 4,371,546 (additional paid-in
Mulheim (819)                                                                                                      capital)
---------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Corresponds to
                                         securities: extinguished or                                 transaction
Name of the Issuer                       held for further disposition                               no. in ITEM 3    Exemption
-----------------------------------------------------------------------------------------------------------------------------------
VEBA Electronics GmbH (1348)             reduction of additional paid-in capital of VEBA                             HCAR No. 27539
                                         Electronics GmbH by repayment to the
                                         shareholders Nordel Holding GmbH & Co.
                                         KG (5) and E.ON AG (1)
-----------------------------------------------------------------------------------------------------------------------------------
EBV Verwaltungs GmbH (3227)              reduction of capital stock, additional paid-in                              HCAR No. 27539
                                         capital and retained earnings by an upstream
                                         merger on AVIGA GmbH (3646)

-----------------------------------------------------------------------------------------------------------------------------------
E.ON US Investment Corp. (3)             reduction of additional paid-in capital of E.ON                             HCAR No. 27539
                                         US Investment Corp. by losses due to an
                                         upstream (affiliated company to parent company)
                                         transaction under common control
-----------------------------------------------------------------------------------------------------------------------------------
E.ON North America Inc. (984)            reduction of additional paid-in capital of E.ON                             HCAR No. 27539
                                         North America Inc. by distribution of 6,604 shares
                                         in equity of Fidelia to E.ON US Investment
                                         Corp. (3)
-----------------------------------------------------------------------------------------------------------------------------------
E.ON North America Inc. (984)            reduction of additional paid-in capital of E.ON                             HCAR No. 27539
                                         North America Inc. by losses due to the
                                         distribution of 6,604shares in equity of Fidelia
                                         to E.ON US Investment Corp. (3)
-----------------------------------------------------------------------------------------------------------------------------------
Hibernia Industriewerte GmbH & Co. KG    reduction of capital stock and additional paid-in               12.         HCAR No. 27539
i.L., Humboldt-Verwaltungsgebaude         apital by repayment to the general partners
Mulheim (819)                            E.ON AG (1) and Induboden GmbH (855)
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                              Name of the System Company,
                                              if different, acquiring or
Name of the Issuer                            retiring the securities                                         Consideration
---------------------------------------------------------------------------------------------------------------------------
VEBA Electronics LLC (3200)                                                                                   USD 1,600,000


---------------------------------------------------------------------------------------------------------------------------
Thuga Aktiengesellschaft (405)                                                                              EUR 223,212,146


---------------------------------------------------------------------------------------------------------------------------
E.ON Audit Services GmbH (2111)               acquisition of 100% shares in equity           EUR 1,201,900 purchase price +
                                              of E.ON Audit Services by E.ON AG (1)           EUR 7,523 additional purchase
                                              from different E.ON companies (E.ON         price (corresponds to EUR 425,000
                                              Energie AG, Avacon AG, BKB AG, E.DIS             common stock and EUR 137,100
                                              AG, E.ON Bayern AG, E.ON Engineering          reserves of E.ON Audit Services
                                              GmbH, E.ON Kernkraft GmbH, E.ON                                         GmbH)
                                              Kraftwerke GmbH, E.ON Netz GmbH, E.
                                              ON Sales and Trading GmbH, E.ON
                                              Wasserkraft GmbH, EAM Energie AG,
                                              E.ON Westfalen Weser AG, E.ON
                                              Hanse AG, is: energy GmbH, TEAG
                                              Thuringer Energie AG)
---------------------------------------------------------------------------------------------------------------------------
CCA Holding Inc. (8702)                       E.ON AG (1)                                 USD 63,196,000 (= EUR 51,809,707)

---------------------------------------------------------------------------------------------------------------------------
E.ON Ruhrgas AG (1283)                        E.ON AG                                                        EUR 55,000,000

---------------------------------------------------------------------------------------------------------------------------
E.ON Ruhrgas AG (1283)                        Ruhrgas Holding GmbH                                          EUR 945,000,000

---------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Corresponds to
                                         securities: extinguished or                                 transaction
Name of the Issuer                       held for further disposition                               no. in ITEM 3    Exemption
-----------------------------------------------------------------------------------------------------------------------------------
VEBA Electronics LLC (3200)              reduction of additional paid-in capital of VEBA                             HCAR No. 27539
                                         Electronics LLC by dividend payment to E.ON
                                         North America Inc. (984)
-----------------------------------------------------------------------------------------------------------------------------------
Thuga Aktiengesellschaft (405)           aquisition of 3.4% shares in equity of Thuga from                9.         HCAR No. 27539
                                         external parties (squeeze out) by E.ON AG (1) for
                                         further disposal to E.ON Ruhrgas AG
-----------------------------------------------------------------------------------------------------------------------------------
E.ON Audit Services GmbH (2111)                                                                                      HCAR No. 27539











-----------------------------------------------------------------------------------------------------------------------------------
CCA Holding Inc. (8702)                  cash increase in additional paid-in capital of CCA               1.         HCAR No. 27539
                                         Holding Inc. by E.ON AG (1)
-----------------------------------------------------------------------------------------------------------------------------------
E.ON Ruhrgas AG (1283)                   cash increase in additional paid-in capital of E.ON              7.         HCAR No. 27539
                                         Ruhrgas AG by E.ON AG
-----------------------------------------------------------------------------------------------------------------------------------
E.ON Ruhrgas AG (1283)                   cash increase in additional paid-in capital of E.ON              8.         HCAR No. 27539
                                         Ruhrgas AG by Ruhrgas Holding GmbH
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                              Name of the System Company,
                                              if different, acquiring or
Name of the Issuer                            retiring the securities                                         Consideration
---------------------------------------------------------------------------------------------------------------------------
E.ON US Holding GmbH (8729)                   E.ON AG                                                         EUR 1,340,307


---------------------------------------------------------------------------------------------------------------------------
VEBA FUNDING INC.                             Liquidation of VEBA FUNDING INC. into              EUR 6,403 liquidation rate
                                              E.ON AG (1)
---------------------------------------------------------------------------------------------------------------------------
Gesellschaft fur Energiebeteiligung           Liquidation of Gesellschaft fur                   EUR 92,514 liquidation rate
(764)                                         Energiebeteiligung into E.ON AG (1)
---------------------------------------------------------------------------------------------------------------------------
E.ON US Holding GmbH                                                                       EUR 1,340,307 contribution price

---------------------------------------------------------------------------------------------------------------------------
Fidelia Corp.                                                                              EUR 1,347,801 contribution price

---------------------------------------------------------------------------------------------------------------------------
Grundstucksgesellschaft Schlossplatz 1        E.ON AG                                        EUR 2,000,000 foundation price
(7)

---------------------------------------------------------------------------------------------------------------------------
VR Telecommunications Holding GmbH            VEBA Telecom Management GmbH                                    EUR 6,690,301
(1307)


---------------------------------------------------------------------------------------------------------------------------
VR Telecommunications                         VEBA Telecom Management GmbH                                       EUR 39,894
Geschaftsfuhrungs GmbH (1307)


---------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Corresponds to
                                         securities: extinguished or                                 transaction
Name of the Issuer                       held for further disposition                               no. in ITEM 3    Exemption
-----------------------------------------------------------------------------------------------------------------------------------
E.ON US Holding GmbH (8729)              increase in additional paid-in capital by contribution           2.         HCAR No. 27539
                                         of shares in equity of CCA Holding Inc. to E.ON US
                                         Holding GmbH by E.ON AG
-----------------------------------------------------------------------------------------------------------------------------------
VEBA FUNDING INC.                        extinguished                                                                HCAR No. 27539

-----------------------------------------------------------------------------------------------------------------------------------
Gesellschaft fur Energiebeteiligung      extinguished                                                                HCAR No. 27539
(764)
-----------------------------------------------------------------------------------------------------------------------------------
E.ON US Holding GmbH                     contribution of shares in equity of CCA Holding Inc.           13./2.       HCAR No. 27539
                                         to E.ON US Holding GmbH by E.ON AG
-----------------------------------------------------------------------------------------------------------------------------------
Fidelia Corp.                            contribution of shares in equity of CCA Holding Inc.           14./5.       HCAR No. 27539
                                         to Fidelia Corp. by E.ON US Holding GmbH
-----------------------------------------------------------------------------------------------------------------------------------
Grundstucksgesellschaft Schlossplatz 1   foundation of the company Grundstucksgesellschaft               15.         HCAR No. 27539
(7)                                      Schlossplatz 1 by several companies thereof 16.66%
                                         owned by E.ON AG (1)
-----------------------------------------------------------------------------------------------------------------------------------
VR Telecommunications Holding GmbH       purchase of 50% VR Telecommunications Holding                   16.         HCAR No. 27539
(1307)                                   GmbH shares in equity by VEBA Telecom
                                         Management GmbH from Ruhrgas Holding
                                         GmbH (291)
-----------------------------------------------------------------------------------------------------------------------------------
VR Telecommunications                    purchase of 50% VR Telecommunications                           17.         HCAR No. 27539
Geschaftsfuhrungs GmbH (1307)            Geschaftsfuhrungs GmbH shares in equity by VEBA
                                         Telecom Management GmbH from Ruhrgas Holding
                                         GmbH (291)
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                              Name of the System Company,
                                              if different, acquiring or
Name of the Issuer                            retiring the securities                                         Consideration
---------------------------------------------------------------------------------------------------------------------------
Degussa AG (28)                               RAG Aktiengesellschaft                                        EUR 282,661,290


---------------------------------------------------------------------------------------------------------------------------
Fidelia Corp. (1336)                          E.ON US Investment Corp.                   USD 474,430,000 distribution value
                                                                                      (fair value Fidelia: USD 494,112,786)

---------------------------------------------------------------------------------------------------------------------------
Fidelia Corp. (1336)                          E.ON US Holding GmbH                     USD 474,430,000 (fair value Fidelia:
                                                                                                           USD 494,112,786)


---------------------------------------------------------------------------------------------------------------------------
E.ON Nordic AB (2071)                         E.ON Nordic Holding GmbH                                    EUR 3,696,399,397

---------------------------------------------------------------------------------------------------------------------------
E.ON US Investment Corp. (3)                  E.ON US Holding GmbH                                            EUR 8,919,000


---------------------------------------------------------------------------------------------------------------------------
Fidelia Corp. (1336)                          E.ON US Holding Company                                       USD 500,000,000


---------------------------------------------------------------------------------------------------------------------------
LG&E Energy LLC                                                                                           USD 4,970,377,459
---------------------------------------------------------------------------------------------------------------------------
Louisville Gas & Electric Company                                                                             USD 1,250,000

---------------------------------------------------------------------------------------------------------------------------
Stockhausen GmbH & Co. KG                                                                                    EUR 28,407,324
---------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Corresponds to
                                         securities: extinguished or                                 transaction
Name of the Issuer                       held for further disposition                               no. in ITEM 3    Exemption
-----------------------------------------------------------------------------------------------------------------------------------
Degussa AG (28)                          purchase of 3.4% of Degussa shares in equity by                 18.         HCAR No. 27539
                                         RAG Aktiengesellschaft (777) from E.ON
                                         Vermogensanalge GmbH (295)
-----------------------------------------------------------------------------------------------------------------------------------
Fidelia Corp. (1336)                     distribution of 32.21% shares in equity of Fidelia Corp.   19. / see also   HCAR No. 27539
                                         from E.ON North America Inc. (984) to E.ON US                  ITEM 4
                                         Investment Corp. (3)
-----------------------------------------------------------------------------------------------------------------------------------
Fidelia Corp. (1336)                     purchase of 32.21% shares in equity (6.604 shares) of      20. / see also   HCAR No. 27539
                                         Fidelia Corp. by E.ON US Holding GmbH (8729) from              ITEM 4
                                         E.ON US Investment Corp. (3) to E.ON US
                                         Holding (8729)
-----------------------------------------------------------------------------------------------------------------------------------
E.ON Nordic AB (2071)                    purchase of 100% shares in equity by E.ON Nordic                            HCAR No. 27539
                                         Holding GmbH (8728) from E.ON Energie AG (120)
-----------------------------------------------------------------------------------------------------------------------------------
E.ON US Investment Corp. (3)             acquisition of 1 share of equity of E.ON US                                 HCAR No. 27539
                                         Investment Corp. by E.ON US Holding GmbH (8729)
                                         from PG Luxembourg (5640)
-----------------------------------------------------------------------------------------------------------------------------------
Fidelia Corp. (1336)                     issue and acquisition of 71 common shares by cash                6.         HCAR No. 27539
                                         increase in capital stock and additional paid-in capital
                                         of Fidelia Corp. by E.ON US Holding Company (8729)
-----------------------------------------------------------------------------------------------------------------------------------
LG&E Energy LLC                                                                                                      HCAR No. 27539
-----------------------------------------------------------------------------------------------------------------------------------
Louisville Gas & Electric Company        redemption of Louisville Gas & Electric mandatorily                         HCAR No. 27539
                                         redeemable preferred stock $5.875 series
-----------------------------------------------------------------------------------------------------------------------------------
Stockhausen GmbH & Co. KG                reduction of capital                                                        HCAR No. 27539
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                              Name of the System Company,
                                              if different, acquiring or
Name of the Issuer                            retiring the securities                                         Consideration
---------------------------------------------------------------------------------------------------------------------------
BHS Liegenschaften GmbH & Co. KG                                                                              EUR 5,903,110
---------------------------------------------------------------------------------------------------------------------------
BHS Projektentwicklungs GmbH & Co.                                                                              EUR 930,560
---------------------------------------------------------------------------------------------------------------------------
Degussa Peroxide Ltd.                                                                                        EUR 11,984,149
---------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Corresponds to
                                         securities: extinguished or                                 transaction
Name of the Issuer                       held for further disposition                               no. in ITEM 3    Exemption
-----------------------------------------------------------------------------------------------------------------------------------
BHS Liegenschaften GmbH & Co. KG         reduction of capital                                                        HCAR No. 27539
-----------------------------------------------------------------------------------------------------------------------------------
BHS Projektentwicklungs GmbH & Co.       reduction of capital                                                        HCAR No. 27539
-----------------------------------------------------------------------------------------------------------------------------------
Degussa Peroxide Ltd.                    reduction of capital                                                        HCAR No. 27539
-----------------------------------------------------------------------------------------------------------------------------------